UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2023

AUGMEDIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40890	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Sutter Street, Suite 1300, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 669-4885

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AUGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 19, 2023 (the “Closing Date”), Augmedix, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with RedCo II Master Fund, L.P. (“Redmile”) and HINSIGHT-AUGX HOLDINGS, LLC, a Delaware limited liability company (the “Purchasers”), pursuant to which the Company sold to the Purchasers an aggregate of 3,125,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a purchase price of $1.60 per share (the “Purchase Price per Share”), pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 4,375,273 shares of Common Stock (the “Pre-Funded Warrant Shares”), at a price per Pre-Funded Warrant equal to the Purchase Price per Share, less $0.0001, and breakeven warrants (the “Breakeven Warrants” and together with the Shares and the Pre-Funded Warrants, the “Securities”) to purchase up to 1,875,069 shares of Common Stock (the “Breakeven Warrant Shares” and together with the Pre-Funded Warrant Shares, the “Warrant Shares”), at an exercise price of $1.75 per share, that will become exercisable on the earliest of (1) the date on which the Company closes an equity or debt financing prior to December 31, 2025, (2) December 31, 2025, if the Company cannot provide written certification that it has achieved cash flow break even from operations, excluding interest payments, for two out of three consecutive quarters between the Closing Date and December 31, 2025, on such date, (3) immediately prior to a change of control that occurs prior to December 31, 2025, and (4) the date on which a specified regulatory event occurs (such earliest date, the “Initial Exercise Date”); provided, however, that the Breakeven Warrants shall terminate effective as of 5:00 P.M. Pacific Time on December 31, 2025 if none of the foregoing events have occurred on or prior to December 31, 2025, in exchange for aggregate consideration of $11,999,999.29 (the “PIPE”). In no event shall the Initial Exercise Date be prior to the 6 month anniversary of the date of issuance, and the Breakeven Warrants will expire seven years following the date of issuance. The Pre-Funded Warrants have an exercise price of $0.0001 per Pre-Funded Warrant Share, became exercisable upon issuance and remain exercisable until exercised in full.

The Purchase Agreement contains representations and warranties of the Company and the Purchasers that are typical for transactions of this type. The Purchase Agreement also contains covenants on the part of the Company that are typical for transactions of this type.

The Purchase Agreement also contemplates that Redmile and the Company will finalize and enter into a separate equity line of credit within 30 days of the date of the Purchase Agreement, subject to the approval of the Company’s stockholders. This equity line of credit would allow the Company to sell shares of Common Stock having an aggregate price of up to $5,000,000 to Redmile from time to time, at a purchase price of $1.60 per share.

On April 19, 2023, in connection with the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, requiring the Company to register the securities issued under the Purchase Agreement. Pursuant to the Registration Rights Agreement, the Company will be required to file, on or prior to May 19, 2023 (the “Filing Date”), a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to register the resale of the Shares and the Warrant Shares.

The foregoing summaries of the Purchase Agreement, Pre-Funded Warrants, Breakeven Warrants and Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of the form of the Purchase Agreement, Pre-Funded Warrants, Breakeven Warrants and Registration Rights Agreement attached hereto as Exhibits 10.1, 4.1, 4.2 and 10.2, respectively, to this Current Report on Form 8-K (the “Report”).

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Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Report in relation to the Securities is incorporated herein by reference. The Securities were offered and sold in reliance on the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. In connection with the Purchasers’ execution of the Purchase Agreement, the Purchasers represented to the Company that they are each an “accredited investor”, as such term is defined in Regulation D (Rule 501) as promulgated by the SEC under the Securities Act and that the Securities to be purchased by them will be acquired solely for their own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law. Such Securities shall not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 7.01. Regulation FD Disclosure.

 Copies of the Company’s press releases announcing (1) its partnership with HCA Healthcare and (2) the strategic financing from HCA Healthcare and Redmile Group, LLC are furnished hereto as Exhibits 99.1 and 99.2, respectively.

The information set forth in Item 7.01 of this Report and in the attached Exhibits 99.1 and 99.2 are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Report, including Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant.

4.2	Form of Breakeven Warrant.

10.1	Form of Securities Purchase Agreement.

10.2	Form of Registration Rights Agreement.

99.1	Press release dated April 20, 2023.

99.2	Press release dated April 20, 2023.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Dated: April 20, 2023	By:	/s/ Paul Ginocchio
Paul Ginocchio
Chief Financial Officer

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